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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 April 16, 1997
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                         Commission File Number 0-22580
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                                    JPE, INC.
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of Incorporation)


                           900 Victors Way, Suite 140
                               Ann Arbor, MI 48108
          (Address of principal executive offices, including zip code)


                                   38-2958730
                        (IRS Employer Identification No.)


                              (313) 662-2323
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

     On April 16, 1997 (the "Closing Date"), Dayton Parts, Inc. (the "Company"), a wholly-owned subsidiary of JPE, Inc. (the "Registrant"), acquired all of the capital stock of Brake, Axle and Tandem Company ("BATCO") pursuant to a Stock Purchase Agreement (such Stock Purchase Agreement is filed as an exhibit to this report). Total consideration of $5,558,000 was paid plus a potential earn-out, based on sales, not to exceed $3,910,000 over a period of five years.

     Funds from Registrant's existing Third Amended and Restated Credit Agreement, as amended on April 16, 1997, with Comerica Bank, and other banks as participants thereto, were used to finance the transaction. The acquisition was effective as of April 15, 1997.

     BATCO, which was a closely-held corporation, is a full line aftermarket distributor of suspension, brake and wheel parts for the heavy duty and medium duty truck industry. Registrant intends to continue to use the purchased assets in conducting substantially the same business. Prior to the acquisition, there were no relationships between BATCO and Registrant, any of Registrant's affiliates, any director or officer of Registrant, or any associates of any of Registrant's officers or directors.


ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) and (b)  Financial Statements

     The Financial Statements and Pro Forma Financial Information of the business acquired as described in Item 2 above and required by this Item are not filed herewith because they are currently unavailable to the Company. The Company intends to file such Financial Statements and Pro Forma Financial Information under cover of Form 8-K/A, as soon as practicable, but not later than June 27, 1997.

         (c)  Exhibits

     2. Stock Purchase Agreement dated April 16, 1997 among JPE, Inc., Dayton Parts, Inc. and the Stockholders of Brake, Axle and Tandem Company, and Indices to Schedules and Exhibits to such Agreement.

     Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JPE, INC.


Date:  April 30, 1997               /s/  James J. Fahrner
                                    -----------------------
                                    James J. Fahrner
                                    Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit                                                                  Page
Number     Description                                                  Number
------     -----------                                                  ------

2          Stock Purchase Agreement dated April 16, 1997 among             5
           JPE, Inc., Dayton Parts, Inc., and the Stockholders of Brake, Axle and Tandem Company